SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY SELECT PORTFOLIOS:

AIR TRANSPORTATION PORTFOLIO

COMMUNICATIONS EQUIPMENT PORTFOLIO

ENERGY SERVICE PORTFOLIO

NATURAL GAS PORTFOLIO

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on October 20, 2021. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that each of the four separate proposals are in the best interests of shareholders: (1) to merge Air Transportation into Transportation, (2) to merge Communications Equipment into Computers, (3) to merge Energy Service into Energy; and (4) to merge Natural Gas into Energy, are in the best interests of shareholders. They recommend that you approve these proposals.

The following Q&A is provided to assist you in understanding each proposal. They are also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence

Acting Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposals to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

Proposal 1 – Shareholders of Air Transportation Portfolio are being asked to vote on Proposal 1. As more fully described in Proposal 1 in the attached proxy statement, shareholders of Air Transportation Portfolio are being asked to approve merging the fund into Transportation Portfolio by approving an Agreement and Plan of Reorganization.

Proposal 2 – Shareholders of Communications Equipment Portfolio are being asked to vote on Proposal 2. As more fully described in Proposal 2 in the attached proxy statement, shareholders of Communications Equipment Portfolio are being asked to approve merging the fund into Computers Portfolio by approving an Agreement and Plan of Reorganization.

Proposal 3 – Shareholders of Energy Service Portfolio are being asked to vote on Proposal 3. As more fully described in Proposal 3 in the attached proxy statement, shareholders of Energy Service Portfolio are being asked to approve merging the fund into Energy Portfolio by approving an Agreement and Plan of Reorganization.

Proposal 4 – Shareholders of Natural Gas Portfolio are being asked to vote on Proposal 4. As more fully described in Proposal 4 in the attached proxy statement, shareholders of Natural Gas Portfolio are being asked to approve merging the fund into Energy Portfolio by approving an Agreement and Plan of Reorganization.

Proposal	Acquired Fund	Acquiring Fund

1	Air Transportation Portfolio	Transportation Portfolio

2	Communications Equipment Portfolio	Computers Portfolio

3	Energy Service Portfolio	Energy Portfolio

4	Natural Gas Portfolio	Energy Portfolio

Approval of each proposal will be determined solely by the voting results of shareholders of each fund. It is not necessary for all four proposals to be approved for any one of them to occur.

Have the funds’ Board of Trustees approved the reorganizations?

Yes. The Board of Trustees has carefully reviewed the proposals and approved the Agreement and Reorganization for each fund. The Board of Trustees unanimously recommends that you vote in favor of your fund’s Agreement and Plan of Reorganization by approving your fund’s proposal. If a proposal is not approved by shareholders, the fund will continue to operate and be reopened to new investments.

What are the reasons for and advantages of the proposed reorganizations?

We believe, and the Board of Trustees unanimously agreed, that each reorganization, also known as a merger, is in the best interest of shareholders.

Proposal 1 – Merge Air Transportation into Transportation: The Board considered that the merger will permit Air Transportation shareholders to pursue the same investment objective in a more successful, higher-rated fund with a broader and more enduring investment mandate.

The Board also considered that Air Transportation shareholders are expected to benefit from an expense reduction of approximately 5 basis points (0.05%) based on actual expenses for the twelve months ended February 28, 2021.

In addition, the Board considered that over the long-term, Transportation outperformed Air Transportation over all standard time periods.

For more information, please refer to the section entitled “ The Proposed Transactions – Proposal 1 – Reasons for Reorganization.”

Proposal 2 – Merge Communications Equipment into Computers: The Board considered that the merger will permit Communications Equipment shareholders to pursue the same investment objective in a more successful, larger, and higher-rated fund with a broader and more enduring investment mandate.

The Board also considered that Communications Equipment shareholders are expected to benefit from an expense reduction of approximately 12 basis points (0.12%) based on actual expenses for the twelve months ended February 28, 2021.

In addition, the Board considered that over the long-term, Computers outperformed Communications Equipment over all standard time periods.

What does it mean that Computers Portfolio will be repositioned as Tech Hardware Portfolio?

The Board of Trustees approved repositioning Computers Portfolio to tech hardware to better reflect how the “computers” industry has changed over time. The reposition includes changing the fund’s name to Tech Hardware Portfolio, changing certain investment policies, and changing the supplemental benchmark.

Tech Hardware Portfolio will continue to invest in the computers industries, but will expand to also include consumer electronics, communications equipment, and network security. Shareholder approval is not required to reposition the fund. The change is effective November 13, 2021.

For more information, please refer to the section entitled “ The Proposed Transactions – Proposal 2 – Reasons for Reorganization.”

Proposal 3 – Merge Energy Service into Energy: The Board considered that the merger will permit Energy Service shareholders to pursue the same investment objective in a more successful, larger, and higher-rated fund with a broader and more enduring investment mandate.

The Board also considered that Energy Service shareholders are expected to benefit from an expense reduction of approximately 6 basis points (0.06%) based on actual expenses for the twelve months ended February 28, 2021. The expense reduction is expected whether or not the proposal to merge Natural Gas into Energy is approved.

In addition, the Board considered that over the long-term, Energy outperformed Energy Service over most standard time periods.

For more information, please refer to the section entitled “ The Proposed Transactions – Proposal 3 – Reasons for Reorganization.”

Proposal 4 – Merge Natural Gas into Energy: The Board considered that the merger will permit Natural Gas shareholders to pursue the same investment objective in a more successful, larger, and higher-rated fund with a broader and more enduring investment mandate.

The Board also considered that Natural Gas shareholders are expected to benefit from an expense reduction of approximately 7 basis points (0.07%) based on actual expenses for the twelve months ended February 28, 2021. The expense reduction is expected whether or not the proposal to merge Energy Service into Energy is approved.

In addition, the Board considered that over the long-term, Energy outperformed Natural Gas over most standard time periods.

For more information, please refer to the section entitled “ The Proposed Transactions – Proposal 4 – Reasons for Reorganization.”

The Board also considered that each reorganization will qualify as a tax-free exchange for federal income tax purposes.

Do the funds being merged have similar investments objectives and policies?

All the funds have the same investment objective – each fund seeks capital appreciation. Although the funds have similar principal investment strategies, there are some differences of which you should be aware. A comparison of the investment strategies for each proposal is included in the attached proxy statement.

Who are the managers for each fund?

Matthew Moulis is the portfolio manager of Air Transportation Portfolio and Transportation Portfolio, which he has managed since January 2012. He also manages other funds. Since joining Fidelity Investments in 2007, he has worked as a research analyst and portfolio manager. He is expected to continue to be responsible for portfolio management of the combined fund after the merger.

Caroline Tall is the portfolio manager of Communications Equipment Portfolio and Computers Portfolio, which she has managed since August 2018 and December 2017, respectively. She also manages other funds. Since joining Fidelity Investments in 2008, she has worked as a research associate, research analyst and portfolio manager. She is expected to continue to be responsible for portfolio management of the combined fund after the merger.

Maurice Fitzmaurice is the portfolio manager of Energy Service Portfolio and Energy Portfolio, which he has managed since January 2020 and September 2018, respectively. He also manages other funds. Since joining Fidelity Investments in 1998, he has worked as a research analyst and portfolio manager. He is expected to continue to be responsible for portfolio management of the combined fund after the merger.

Peter Belisle is the portfolio manager of Natural Gas Portfolio, which he has managed since January 2020. Since joining Fidelity Investments in 2016, he has worked as a research analyst and portfolio manager. Mr. Fitzmaurice, who is the portfolio manager of Energy Portfolio, is expected to be responsible for portfolio management of the combined fund after the merger.

Who will pay for the expenses associated with each reorganization?

Each merging fund will bear the cost of its reorganization.

For more information, please refer to the section entitled “Voting Information – Solicitation of Proxies; Expenses.”

How will you determine the number of shares that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the reorganization. As of the close of business of the New York Stock Exchange on the closing date of the reorganizations, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange.

The anticipated closing date for Proposal 1 and Proposal 2 is November 12, 2021.

The anticipated closing date for Proposal 3 and Proposal 4 is November 19, 2021.

Is each reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that its reorganization will not result in any gain or loss for federal income tax purposes to the acquiring or acquired funds.

For more information, shareholders of Air Transportation please refer to the section entitled “The Proposed Transactions – Proposal 1 – Federal Income Tax Considerations.”

For more information, shareholders of Communications Equipment please refer to the section entitled “The Proposed Transactions – Proposal 2 – Federal Income Tax Considerations.”

For more information, shareholders of Energy Service please refer to the section entitled “The Proposed Transactions – Proposal 3 – Federal Income Tax Considerations.”

For more information, shareholders of Natural Gas please refer to the section entitled “The Proposed Transactions – Proposal 4 – Federal Income Tax Considerations.”

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the reorganizations are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Computershare Fund Services, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

If shareholder approval is not achieved, the fund will reopen.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is August 23, 2021.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9901466.100 SPMP-PXL-0821

Consolidated SmartCard™
This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.
PO Box 28015 Albuquerque, NM 87125-8015

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s Robert A. Lawrence, Patricia L. Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/MLWPAWG on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
Available 24 hours

VOTE BY MAIL
Vote, Sign and Mail in the enclosed
Business Reply Envelope.
No postage necessary.

VOTE BY PHONE 1-800-337-3503 Follow the recorded instructions Available 24 hours

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetings.computershare.com/MLWPAWG
on October 20 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

FID_32224_081321_M_C

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Air Transportation Portfolio to Transportation Portfolio in exchange solely for shares of beneficial interest of Transportation Portfolio and the assumption by Transportation Portfolio of Air Transportation Portfolio’s liabilities, in complete liquidation of Air Transportation Portfolio.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

2.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Communications Equipment Portfolio to Computers Portfolio in exchange solely for shares of beneficial interest of Computers Portfolio and the assumption by Computers Portfolio of Communications Equipment Portfolio’s liabilities, in complete liquidation of Communications Equipment Portfolio.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

xxxxxxxxxxxxxx	code

3.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Energy Service Portfolio to Energy Portfolio in exchange solely for shares of beneficial interest of Energy Portfolio and the assumption by Energy Portfolio of Energy Service Portfolio’s liabilities, in complete liquidation of Energy Service Portfolio.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

4.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Natural Gas Portfolio to Energy Portfolio in exchange solely for shares of beneficial interest of Energy Portfolio and the assumption by Energy Portfolio of Natural Gas Portfolio’s liabilities, in complete liquidation of Natural Gas Portfolio.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR PROPOSALS 1, 2, 3 AND 4.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID3 32224	xxxxxxxxxxxxxx

Individual SmartCard™
This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.
PO Box 28015 Albuquerque, NM 87125-8015

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Patricia L Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/MLWPAWG on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
Available 24 hours

VOTE BY MAIL
Vote, Sign and Mail in the enclosed
Business Reply Envelope.
No postage necessary.

VOTE BY PHONE 1-800-337-3503 Follow the recorded instructions Available 24 hours

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetings.computershare.com/MLWPAWG

on October 20 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

FID_32224_081321_M_I

FUNDS	FUNDS	FUNDS
Air Transportation Portfolio Natural Gas Portfolio	Communications Equipment Portfolio	Energy Service Portfolio

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

   Proposals  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Air Transportation Portfolio to Transportation Portfolio in exchange solely for shares of beneficial interest of Transportation Portfolio and the assumption by Transportation Portfolio of Air Transportation Portfolio’s liabilities, in complete liquidation of Air Transportation Portfolio.

	FOR	AGAINST	ABSTAIN
Air Transportation Portfolio	☐	☐	☐

2.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Communications Equipment Portfolio to Computers Portfolio in exchange solely for shares of beneficial interest of Computers Portfolio and the assumption by Computers Portfolio of Communications Equipment Portfolio’s liabilities, in complete liquidation of Communications Equipment Portfolio.

	FOR	AGAINST	ABSTAIN
Communications Equipment Portfolio	☐	☐	☐

xxxxxxxxxxxxxx	code

3.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Energy Service Portfolio to Energy Portfolio in exchange solely for shares of beneficial interest of Energy Portfolio and the assumption by Energy Portfolio of Energy Service Portfolio’s liabilities, in complete liquidation of Energy Service Portfolio.

	FOR	AGAINST	ABSTAIN
Energy Service Portfolio	☐	☐	☐

4.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Natural Gas Portfolio to Energy Portfolio in exchange solely for shares of beneficial interest of Energy Portfolio and the assumption by Energy Portfolio of Natural Gas Portfolio’s liabilities, in complete liquidation of Natural Gas Portfolio.

	FOR	AGAINST	ABSTAIN
Natural Gas Portfolio	☐	☐	☐

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR PROPOSALS 1, 2, 3 AND 4.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID4 32224	xxxxxxxxxxxxxx

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders FIDELITY INSTITUTIONAL ASSET MANAGEMENT® [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 1-800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice.Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917 913273.1.0 | FIAM-BD

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 2249999900200 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.6.0 ©2020 FMR LLC All rights reserved.

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 SecurityCode: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 1-800-337- Vote by [Month XX, button above 3503 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Fidelity Clearing & Custody Solutions© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 ©2019 FMR LLC. All rights reserved. 990960.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 990983.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Log on to your Call 1-800-337-3503 Vote by [Month XX, Fidelity Account 20XX] 11:59 PM ET Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.12.0 ©2019 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF TOUCH-TONE TELEPHONE VOTING SCRIPT FIDELITY FUND PROXY WO# XXXXX ** PROXY CARD ** IVR Revision XX-XX-20XX WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-XXX-XXXX THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line.” “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the/all proposal(s).” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH: “Okay, you’ll be voting your proxy for shares in the Fidelity Fund. The Board of Trustees recommends a vote “FOR” the/all proposal(s).” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” “PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card… “PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card… Page 1 of 2

TOUCH-TONE TELEPHONE VOTING SCRIPT FIDELITY FUND PROXY WO# XXXXX “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL: “PROPOSAL 3: To vote FOR the nominee, Press 1. To vote WITHHOLD , press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee “ “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL: “PROPOSAL 4 FOR HOLDING 1: To vote FOR the nominee, Press 1. To vote WITHHOLD, press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the first holding listed on this proposal you just voted “For” the Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the first holding listed on this proposal you just voted to withhold your vote from the Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL: Okay, I’ll apply the same vote to all other holdings listed. IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY: Okay, let’s continue then… THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]: Example: “For Holding 2: To vote FOR the nominee, Press 1. To WITHHOLD your vote from the nominee, press 2. WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, let’s change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.” Page 2 of 2

FORM OF COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1
[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

["Login" button appears here]

To access materials without a control number: Click ["here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on "Login" before inputting a valid control number, the following error message appears:]
There is a length error with the Control Number and/or Security Code
[If shareholder clicks on "Login" after inputting a valid control number, Screen 2 appears [only applicable to Notice and Access campaigns], otherwise Screen 3 appears.]

Sample Proxy/Voting Instruction Card


XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

Sample Notice


PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.
XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the ["Help" link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 2 [Only applicable to Notice and Access campaigns.] [Upon entering control number in Screen 1, shareholder sees Screen 2] Computershare proxydirect [Fidelity Logo appears here] The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING. ACCESS OR REQUEST VOTE YOUR PROXY MATERIALS View Click Here [If shareholder clicks on Materials: “Click Here” link, they will be directed to the Proxy Materials Page ] Click Here [If shareholder clicks on Request To Vote via our Touch Tone line, have your “Click Here” link, they will be voting card or meeting notice in front of you Materials: directed to the Request Materials and call 1-800-337-3503 Page] To Request Materials via our Touch Tone Order Request line call 1-877-816-5331 Links – (center justified) “Back to Login Page” “Continue to Voting” [If shareholder clicks on “Back to Login Page” link, they will be redirected to Screen 1] [If shareholder clicks on “Continue to Voting” link they will be directed to Screen 3] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3—Internet Voting Page [After clicking “Continue to voting, shareholder sees Screen 3] Computershare proxydirect [Fidelity Logo appears here] Text—(left justified) Control Number: [control number appears here] Text—(left justified) THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL. Text—(right justified) Mark All> [For/Against/Withhold] Proposals [If shareholder needs to vote on the proposal the Fund Name and the radial button for voting appears. Proposals not applicable for the shareholder will display that the proposal is not applicable.] 01.01 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 01.02 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 01.03 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 02. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] 03. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] 04. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] If you have questions regarding the voting process, please call 1-877-456-7881 Links – (left justified) “Cancel” “Submit Vote” [If shareholder clicks on “Cancel” link, the following popup appears:] Text—(left justified) Are you sure you want to cancel your vote? [If shareholder clicks on “Submit Vote” link without making an election, the following popup appears:] Text—(left justified) You Must Vote On Each Proposal Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 4—Vote Submission Page [Upon casting a vote by clicking the “SUBMIT” link on Screen 3, shareholder sees Screen 4] Computershare proxydirect Link – “Log Out” [Fidelity Logo appears here] Control Number: [control number appears here] Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions. This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records. Link – “Print Page” Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET] [Summary of elections will appear here] Computershare Link “Click Here” – “to SET FUTURE PREFERENCE for receiving materials. [Only applicable to Notice and Access campaigns.] [If shareholder clicks on “Click Here” link, they will be directed to the page to set future preferences.] Link – “Return to Card List” or “Exit” [Multiple Cards] Link – “Vote Another Card” or “Log Out” [Single Card] [If shareholder clicks on “Return to Card List” link, they will be redirected to their Consolidated Ballot.] [If shareholder clicks on “Exit” link, they will be redirected to Screen 1.] [If shareholder clicks on “Vote Another Card” link, they will be redirected to Screen 1.] [If shareholder clicks on “Log Out” link, they will be redirected to Screen 1.] Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Link – “Send E-mail” [If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.] * Blank Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 [Only applicable to Notice and Access campaigns], 3, or 4, a new window will open that presents information in the following format.] Form Of Proxy Materials Page Computershare proxydirect VIEW MATERIALS ONLINE To view proxy Materials please click the appropriate link below. Proxy Dated Trust Name: Fund Link(s) Name(s) [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] Link – “Return to Previous Page” [If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.] You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address belowhttp://www.adobe.com/products/acrobat/readstep.html Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e-mail address provided by the shareholder] Form of E-mail Confirmation From: voteconfirm@proxy-direct.com To: [Shareholder Last, First Name] Subject: Confirmation of Internet Proxy Vote Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows: [Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Request Materials Page Computershare proxydirect REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.] [If shareholder elects to receive materials regular mail, they will follow the following prompts: Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days] If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page” [If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Set Future Preferences Page Computershare proxydirectSET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your future preference has been saved.] [If shareholder elects to receive materials regular mail, they will follow the following prompts:Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your future preference has been saved.] If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page” [If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to return to their card list they will see the below.] Computershare proxydirect [Fidelity Logo appears here] Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once. Link – “Consolidated Ballot” [If shareholder clicks on “Consolidated Ballot” link they will be directed to Screen 1 for all of their accounts] Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote. Control Number Vote Status Link—[Numbers print here] [Voted/Not voted] [If shareholder clicks on “a control number” link they will be directed to Screen 1 for that account] Link – “Log out” [If shareholder clicks on “Continue to Voting” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

Proxy Voting Q&A posted on fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink (registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.